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                                                                 EXHIBIT 10.116


                             AMENDMENT TO AGREEMENT
                                       AND
                             PLAN OF REORGANIZATION


         The Agreement and Plan of Reorganization dated December 29, 1995 between MIDCOM Communications Inc., ADNET Telemanagement, Inc. and David Wiegand and Maria Wiegand (the "Agreement") is modified and amended as provided for herein (this "Amendment").

         1. The parties agree that, notwithstanding Section 8.1 of the Agreement, the representations and warranties of MIDCOM and the Shareholders set forth in Article 3 (the "Representations") are extended and shall survive until the earliest Release Event (as defined in that certain Settlement Agreement and Release of even date herewith (the "Settlement Agreement"), and shall then terminate.

         2. The purpose of this Amendment is to preserve until the first Release Event the ability of the parties to bring suit for the breach of any of the Representations, and each party to this Amendment hereby agrees that the statute of limitations applicable to any and all claims for breach of any of the Representations is tolled from the date of this Amendment to and including the date of the first Release Event as defined in the Settlement Agreement and hereby waives any defense related to the timeliness of the filing of any such claim or complaint or cause of action against the other during such period.

         Except as specifically amended herein, all the remaining terms and conditions of the Agreement and Plan of Reorganization between MIDCOM and the shareholders shall remain in full force and effect."

         DATED this 27 day of December, 1996.


MIDCOM COMMUNICATIONS INC.



By: /s/ PAUL P. SENIO
   -------------------------------------
        Paul P. Senio

Its:  Vice President and General Counsel


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Shareholder and Shareholders jointly and severally


/s/ DAVID WIEGAND
----------------------------------------
David Wiegand


Shareholder and Shareholders jointly and severally


/s/ MARIA WIEGAND
----------------------------------------
Maria Wiegand



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